UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 13, 2026

AKAMAI TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27275	04-3432319
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

145 Broadway
Cambridge, Massachusetts 02142
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 444-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	AKAM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

At the annual meeting of stockholders of Akamai Technologies, Inc. (the “Company” or “Akamai”) held on May 13, 2026 (the “Annual Meeting”), the Company’s stockholders approved the Akamai Technologies, Inc. 2026 Employee Stock Purchase Plan (the “2026 ESPP”), which had previously been adopted by the Board of Directors of the Company (the “Board”) subject to stockholder approval.

A description of the 2026 ESPP is included in Proposal 3 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 31, 2026 (the “Proxy Statement”), which summary is incorporated in its entirety herein by reference. The descriptions of the 2026 ESPP contained herein and in the Proxy Statement do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the 2026 ESPP, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

In addition, at the Annual Meeting, the Company’s stockholders approved Amendment No. 4 to the Akamai Technologies, Inc. Second Amended and Restated 2013 Stock Incentive Plan (the “A&R Incentive Plan”), which had previously been adopted by the Board, subject to stockholder approval. The amendment increased the number of shares available for grant under the A&R Incentive Plan by 8,000,000.

A complete copy of the A&R Incentive Plan, as amended, is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the stockholders of the Company approved an amendment and restatement of the Company's Amended and Restated Certificate of Incorporation (as amended and restated, the “A&R Charter”), to require the Secretary of the Company to call a special meeting of stockholders upon the written request of stockholders or beneficial owners beneficially owning at least 25% of the Company’s issued and outstanding shares of capital stock (the “Special Meeting Right”). Such A&R Charter is described in detail under “Proposal 5 Approval of an Amendment and Restatement of the Company's Amended and Restated Certificate of Incorporation to Authorize Certain Stockholders to Call a Special Meeting of Stockholders” beginning on page 98 of the Proxy Statement. The Board had previously approved the A&R Charter, subject to stockholder approval.

The A&R Charter became effective immediately upon the Company's filing of the A&R Charter with the Secretary of State of the State of Delaware on May 13, 2026. The foregoing description of the A&R Charter does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R Charter, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

In addition, on January 27, 2026, the Board approved, contingent upon stockholder approval of the A&R Charter, the adoption of the Amended and Restated By-Laws of the Company (the “New Bylaws”) to conform and further implement the Special Meeting Right. The New Bylaws include certain information, procedures and conditions for stockholders to be able to request the Company to call a special meeting, including, but not limited to:
•only stockholders or beneficial owners (or a group of stockholders or beneficial owners formed for the purpose of making such request) who have beneficial ownership of 25% or more of the issued and outstanding shares of capital stock of the Company as of the record date for the request to call a special meeting and date of submission of the request may request the Company call a special meeting;
•for the purpose of determining if stockholders or beneficial owners requesting a special meeting satisfy the 25% ownership threshold, a person will be considered to own shares or act on behalf of beneficial owners who own shares representing 25% or more if the stockholder or beneficial owner possesses both the voting power and investment rights and economic interest in the outstanding shares;
•the requesting stockholder or beneficial owner must continue to satisfy that level of stock ownership through the date of the proposed special meeting of stockholders;
•additional information must be provided regarding the stockholder(s) or owner(s) requesting the special meeting and the proposed special meeting, as set forth in the New Bylaws, as amended from time to time; and
•the requesting stockholder(s) or beneficial owner(s) must satisfy such additional terms, conditions and limitations as may be set forth in the New Bylaws, as amended from time to time.

The Board’s approval of the New Bylaws was contingent upon the stockholders’ approval of the A&R Charter. The New Bylaws became effective on May 13, 2026, upon the filing of the A&R Charter with the Secretary of State of the State of Delaware. The foregoing description of the changes contained in the New Bylaws is qualified in its entirety by reference to the full text of the New Bylaws, a copy of which is attached as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, eight items of business were acted upon by stockholders. There were 147,223,048 shares of the Company’s common stock eligible to vote, and 122,725,689 shares present in person or by proxy at the Annual Meeting.

1. The following nominees were elected to the Company’s Board of Directors for terms expiring at the 2027 annual meeting of stockholders.

Nominees	For	Against	Abstain	Broker Non-Votes
Janaki Akella	104,263,508	9,580,136	65,272	8,816,773
Sharon Bowen	112,713,721	1,130,456	64,739	8,816,773
Marianne Brown	112,786,758	1,048,217	73,941	8,816,773
Bas Burger	110,978,995	2,863,268	66,653	8,816,773
Dan Hesse	112,057,775	1,787,218	63,923	8,816,773
Tom Killalea	111,618,223	2,217,003	73,690	8,816,773
Tom Leighton	112,447,795	1,405,284	55,837	8,816,773
Jonathan Miller	109,838,007	4,002,208	68,701	8,816,773
Madhu Ranganathan	112,366,985	1,483,119	58,812	8,816,773

2. The amendment of the Akamai Technologies, Inc. Second Amended and Restated 2013 Stock Incentive Plan was approved.

For	66,180,915
Against	47,672,263
Abstain	55,738
Broker Non-Votes	8,816,773

3. The Company's 2026 Employee Stock Purchase Plan was approved.

For	111,878,925
Against	2,000,845
Abstain	29,146
Broker Non-Votes	8,816,773

4. A non-binding, advisory proposal on the compensation of the Company’s named executive officers was approved.

For	102,401,186
Against	10,534,958
Abstain	972,772
Broker Non-Votes	8,816,773

5. The Company’s Amended and Restated Certificate of Incorporation to authorize certain stockholders to call a special meeting of stockholders was approved.

For	113,218,217
Against	628,597
Abstain	62,102
Broker Non-Votes	8,816,773

6. Proposal 6 relating to the adjournment of the Annual Meeting to solicit additional proxies, if necessary, was approved.

For	69,588,568
Against	53,064,500
Abstain	72,621

7. The selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2026 was ratified.

For	111,385,849
Against	11,277,518
Abstain	62,322

8. The shareholder advisory proposal requesting the Company to provide a report on political spending was not approved.

For	51,672,517
Against	61,327,122
Abstain	909,277
Broker Non-Votes	8,816,773

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Akamai Technologies, Inc.

3.2	Amended and Restated By-Laws of Akamai Technologies, Inc.

10.1	Akamai Technologies, Inc. 2026 Employee Stock Purchase Plan

10.2	Akamai Technologies, Inc. Second Amended and Restated 2013 Stock Incentive Plan, as amended

104	Cover page interactive data file (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 13, 2026	AKAMAI TECHNOLOGIES, INC.

/s/ Aaron S. Ahola
Aaron S. Ahola, Executive Vice President, General Counsel and Corporate Secretary